                          GROWTH AND INCOME PORTFOLIO

                                  A SERIES OF

                        MITCHELL HUTCHINS SERIES TRUST
                          1285 Avenue of the Americas
                           New York, New York 10019

Growth and Income Portfolio is a diversified series of Mitchell Hutchins Series Trust ("Fund"), a professionally managed open-end investment company. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), provides investment advisory and administrative services to the Portfolio. The Portfolio seeks current income and capital growth and invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

Shares of Growth and Income Portfolio are offered only to insurance company separate accounts ("Accounts") that fund benefits under variable annuity contracts and/or variable life insurance contracts (collectively, "Contracts") issued by those insurance companies. Shares of the Portfolio may serve as the underlying investments for Accounts of unaffiliated insurance companies ("shared funding"). Shares of the Portfolio may serve as the underlying investments for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more Accounts might be required to withdraw its investments in the Portfolio. This might force the Portfolio to sell securities at disadvantageous prices.

This Prospectus concisely sets forth information about Growth and Income Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable Contract prospectus and retain them for future reference. A Statement of Additional Information dated May 1, 1997, as revised January 30, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund at 1-800-647-1568.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                   OFFENSE.

   The date of this Prospectus is May 1, 1997, as revised January 30, 1998.

                                     MH 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Highlights...................................................... MH  3
Investment Objective and Policies......................................... MH  4
Description of Securities, Investment Techniques and Related Risks........ MH  4
Purchases, Redemptions and Exchanges...................................... MH  8
Dividends, Other Distributions and Federal Income Tax..................... MH  9
Valuation of Shares....................................................... MH 10
Management................................................................ MH 10
General Information....................................................... MH 11

                                      MH 2

                             FINANCIAL HIGHLIGHTS

The table below provides data and ratios for one share of Growth and Income Portfolio during the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below relating to each of the five years in the period ended December 31, 1996, have been audited by Ernst & Young LLP. Further information about the performance of the Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

The financial highlights information pertains to the Portfolio and does not reflect charges related to the Accounts that fund the Contracts. You should refer to the appropriate Account prospectus for additional information regarding such charges.


                                    GROWTH AND INCOME PORTFOLIO
                          --------------------------------------------------------
                                FOR THE YEARS ENDED                FOR THE PERIOD
                                   DECEMBER 31,                   JANUARY 2, 1992+
                          -------------------------------------   TO DECEMBER 31,
                           1996      1995      1994      1993           1992
                          -------   -------   -------   -------   ----------------
Net asset value,
 beginning of period....  $ 11.83   $  9.16   $  9.87   $ 10.26       $ 10.00
                          -------   -------   -------   -------       -------
Net investment income...     0.13      0.10      0.10      0.16          0.08
Net realized and
 unrealized gains
 (losses) from
 investments............     2.46      2.70     (0.71)    (0.39)         0.26
                          -------   -------   -------   -------       -------
Total income (loss) from
 investment operations..     2.59      2.80     (0.61)    (0.23)         0.34
                          -------   -------   -------   -------       -------
Dividends from net
 investment income......    (0.06)    (0.10)    (0.10)    (0.16)        (0.08)
Distributions from net
 realized gains from
 investments............    (2.09)    (0.03)      --        --            --
                          -------   -------   -------   -------       -------
Total dividends and
 distributions..........    (2.15)    (0.13)    (0.10)    (0.16)        (0.08)
                          -------   -------   -------   -------       -------
Net asset value, end of
 period.................  $ 12.27   $ 11.83   $  9.16   $  9.87       $ 10.26
                          =======   =======   =======   =======       =======
Total investment return
 (1)....................    22.12 %   30.52 %   (6.18)%   (2.26)%        3.40 %
                          =======   =======   =======   =======       =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $14,520   $14,797   $12,872   $16,281       $20,037
Expenses to average net
 assets.................     1.58 %    1.37 %    1.35 %    1.12 %        1.29 %*
Net investment income to
 average net assets.....     0.49 %    0.94 %    1.06 %    1.37 %        1.21 %*
Portfolio turnover......       99 %     134 %     150 %      52 %          14 %
Average commission rate
 paid (2)...............  $0.0598       --        --        --            --

-------
* Annualized
+ Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     MH 3

                      INVESTMENT OBJECTIVES AND POLICIES

Growth and Income Portfolio has an investment objective of current income and capital growth. There can be no assurance that the Portfolio's investment objective will be met.

Growth and Income Portfolio, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities (common and preferred stocks) believed by Mitchell Hutchins to have the potential for rapid earnings growth. In managing the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of small- to large-capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks. The Portfolio may invest up to 35% of its total assets in equity securities not meeting the above criteria, as well as convertible securities, U.S. government securities, investment grade corporate debt securities and money market securities. The Portfolio is permitted to invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service Inc. ("Moody's), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio will invest in instruments other than equity securities when, in the opinion of Mitchell Hutchins, their projected total return is equal to or greater than that of equity securities or when such holdings might reduce the volatility of its portfolio. The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market.


      DESCRIPTION OF SECURITIES, INVESTMENT TECHNIQUES AND RELATED RISKS

U.S. GOVERNMENT SECURITIES. Growth and Income Portfolio may invest in U.S. government securities consistent with its investment objective. The U.S. government securities in which the Portfolio may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are backed by the full faith and credit of the U.S. government (such as Government National Mortgage Association ("Ginnie Mae") certificates) and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of Fannie Mae (also known as the "Federal National Mortgage Association"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Tennessee Valley Authority). U.S. government securities are considered among the most creditworthy of fixed income investments. Because of this, the yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. Nevertheless, the values of U.S. government securities (like those of fixed income securities generally) will change as interest rates fluctuate.

FOREIGN SECURITIES. Growth and Income Portfolio may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market. Accordingly, an investment in the Portfolio involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Portfolio than is available concerning U.S. companies.

                                     MH 4

DEBT SECURITIES. Growth and Income Portfolio may invest a substantial portion of its assets in debt securities rated within any one of the four highest grades assigned by S&P or Moody's or assigned a comparable rating by another NRSRO (commonly referred to as "investment grade debt securities"). Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. The Portfolio may invest up to 10% of its total assets in non-investment grade convertible debt securities. Debt securities rated below investment grade are deemed by these NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposures to adverse conditions. Such securities are commonly referred to as "junk bonds." In the event that, due to the downgrade of one or more debt securities, the Portfolio holds securities rated below investment grade in an amount in excess of 10% of its total assets, the Portfolio will engage in an orderly disposition of these securities to the extent necessary to reduce the Portfolio's holdings to the specified percentage. The Portfolio is permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Portfolio may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

The market value of debt securities generally varies inversely with interest rate changes. Ratings of a debt security represent the rating agencies' opinions regarding its quality, are not a guarantee of quality and may be reduced after Growth and Income Portfolio has acquired the security. Mitchell Hutchins will consider such an event in determining whether the Portfolio should continue to hold the security but the Portfolio is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit Growth and Income Portfolio's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


                                     MH 5

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common or preferred stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LENDING OF PORTFOLIO SECURITIES. Growth and Income Portfolio is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Growth and Income Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when the Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Portfolio's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed-delivery securities held by the Portfolio, exceed its net assets.

REPURCHASE AGREEMENTS. Growth and Income Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes insolvent. The Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

REVERSE REPURCHASE AGREEMENTS. Growth and Income Portfolio may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate amount of not more than 5% of its total assets. Such agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into by the only for temporary purposes. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and, accordingly, the market

                                     MH 6
value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

STRATEGIES USING DERIVATIVE CONTRACTS. Growth and Income Portfolio may use derivative contracts such as options (both exchange-traded and OTC) and futures contracts, in strategies intended to enhance income and return and/or reduce the overall risk of its investments (hedge). The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Statement of Additional Information contains further information on these strategies.

Growth and Income Portfolio may write (sell) covered call and put options, buy call and put options on securities in which it is authorized to invest and on stock indexes, sell stock index or interest rate futures contracts and buy put and call options and write covered call options on such futures contracts.

Growth and Income Portfolio might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors for the Portfolio, the Portfolio would be in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Portfolio to close out or to liquidate its hedged position.

DERIVATIVES. Some of the instruments described above may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of Growth and Income Portfolio.

ILLIQUID SECURITIES. Growth and Income Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A" securities that Mitchell Hutchins has determined to be liquid under procedures approved by the Fund's board of trustees).

                                     MH 7

Rule 144A establishes a "safe harbor" from the requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by Growth and Income Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

Growth and Income Portfolio may not be able to sell illiquid securities when Mitchell Hutchins considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are liquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities.

PORTFOLIO TURNOVER. Portfolio turnover rates may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by Growth and Income Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, Growth and Income Portfolio temporarily may commit all or any portion of its assets to cash, U.S. government securities or money market instruments, including repurchase agreements. Growth and Income Portfolio may borrow money for temporary purposes but not in excess of 10% of its total assets.

Growth and Income Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of trustees without shareholder approval.

New types of derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Growth and Income Portfolio may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

                     PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of Growth and Income Portfolio are offered only to the Accounts that fund the Contracts. Shares may be purchased or redeemed by the Accounts without any sales or redemption charge at net asset value. Proceeds from redemptions of Portfolio shares will be paid on or before the seventh day following the request for redemption by a Contract holder. Fees and charges imposed by the Account, however, will affect the actual return to the holder of a Contract. An Account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to Growth and Income Portfolio. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and Account and any applicable restrictions or limitations.

The Fund reserves the right to reject any purchase order and to suspend the offering of Growth and Income Portfolio shares for a period of time.

                                     MH 8

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. Growth and Income Portfolio distributes all of its net investment income as dividends to its shareholders shortly after the close of the Fund's fiscal year on December 31. At the same time, the Portfolio distributes to its shareholders all of its net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Portfolio may make a second distribution of net investment income, net short-term capital gain and net capital gain if necessary to avoid income tax.

Dividends and capital gain distributions from Growth and Income Portfolio are paid in additional shares of that Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the Accounts.

FEDERAL INCOME TAX. Growth and Income Portfolio intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends and other distributions declared by Growth and Income Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Growth and Income Portfolio shares are offered only to Accounts that fund the Contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying Account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the Accounts that purchase and hold shares of the Portfolio and (2) the holders of Contracts funded through those Accounts.

Growth and Income Portfolio intends to continue to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M, place certain limitations on the assets of each Account-- and, because section 817(h) and those regulations treat the assets of the Portfolio as assets of the related Account, of the Portfolio--that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.
Section 817(h) provides, as a safe harbor, that an Account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the Account's total assets are cash and cash items, government securities and securities of other regulated investment companies. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting Growth and Income Portfolio and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                                     MH 9

                              VALUATION OF SHARES

The net asset value of Growth and Income Portfolio's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. The Portfolio values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing lower rated debt securities because there is less reliable, objective data available.

                                  MANAGEMENT

The Fund's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for Growth and Income Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for the Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of the Portfolio.

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.70% of the average net assets of Growth and Income Portfolio. The Portfolio also incurs other expenses in its operation and, for the fiscal year ended December 31, 1996, total expenses for the Portfolio were 1.58% of its average net assets.

In accordance with procedures adopted by the Fund's board of trustees, brokerage transactions for Growth and Income Portfolio may be conducted through PaineWebber or its affiliates and the Portfolio may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending programs.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At December 31, 1997 Mitchell Hutchins was adviser or sub-adviser to 30 investment companies with 65 separate portfolios and aggregate assets of approximately $35.8 billion.

Mark A. Tincher is primarily responsible for the day-to-day management of Growth and Income Portfolio. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher has held his Portfolio responsibilities since April 1995.

Mitchell Hutchins' investment personnel may engage in securities transactions for their own accounts pursuant to Mitchell Hutchins' code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                                     MH 10

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of 12 other series are authorized in addition to Growth and Income Portfolio.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares. Each share of Growth and Income Portfolio has equal voting, dividend and liquidation rights. The shares of the Portfolio will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of Growth and Income Portfolio's assets. PFPC Inc., a subsidiary of PNC Bank, N.A., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Growth and Income Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     MH 11